Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2022 CNY (¥)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2023	¥ 56,044
2024	10,044
2025	10,041
2026	10,032
2027	3,425
Thereafter	236
Net Carrying Amount	¥ 89,822	$ 14,169	¥ 426,005